VGOF-P5 02/24

LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED FEBRUARY 16, 2024

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED DECEMBER 29, 2023

OF THE FUNDS LISTED IN SCHEDULE A

I.	The following replaces the corresponding information in the section of each fund’s Summary Prospectus and Prospectus entitled “Purchase and sale of fund shares”:

Investment minimum initial/additional investments ($)
	Capital Shares	Premium Shares
General	20 million/No minimum additional investment	5 million1/No minimum additional investment
Investors investing in the fund through the fund’s internet portal	10 million/No minimum additional investment	None

[1]	Funds affiliated with FTFA and/or its affiliates are not subject to the investment minimum.

II.

The following supplements the information contained in the section of the fund’s Prospectus titled “Redeeming Shares — Redemption Proceeds” for Western Asset Premier Institutional Government Reserves only:

The fund may provide for the postponement of redemption and payment of redemption proceeds beyond one business day only as follows: (A) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (B) for any period: (1) during which the New York Stock Exchange (“NYSE”) is closed other than customary week-end and holiday closings; or (2) during which trading on the NYSE is restricted; (C) for any period during which an emergency exists as a result of which: (1) disposal by the fund of securities owned by it is not reasonably practicable; or (2) it is not reasonably practicable for the fund to fairly determine the net asset value of shares of the fund; (D) for any period as the Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the fund; (E) for any period during which the SEC has, by rule or regulation, deemed that: (1) trading shall be restricted; or (2) an emergency exists; or (F) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

Schedule A

Western Asset Premier Institutional Government Reserves

Western Asset Premier Institutional U.S. Treasury Reserves

Please retain this supplement for future reference.